QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities and Exchange Commission on September 28, 2007

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

EXCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	74-1492779 (I.R.S. Employer Identification No.)
12377 Merit Drive, Suite 1700, LB 82 Dallas, Texas (Address of Principal Executive Offices)	75251 (Zip Code)

EXCO Resources, Inc. 2005 Long-Term Incentive Plan
(Full title of the plan)

William L. Boeing
Vice President, General Counsel and Secretary
12377 Merit Drive, Suite 1700, LB 82
Dallas, Texas 75251
(Name and address of agent for service)

(214) 368-2084
(Telephone number, including area code, of agent for service)

with copies of communications to:

Thomas H. Yang
Haynes and Boone, LLP
901 Main Street, Suite 3100
Dallas, Texas 75202
(214) 651-5545
(214) 200-0641 (fax)

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered(1)(2)	Proposed maximum offering price per share(3)	Proposed maximum aggregate offering price(3)	Amount of registration fee(3)

Common Stock, par value $0.001 per share	10,000,000	$16.91	$169,100,000	$5,192

(1)
In accordance with Rule 416, we are also registering an indeterminable number of shares of common stock as may be issued in connection with stock splits, stock dividends or similar transactions.

(2)
The securities registered hereby represent an addition to the 10,000,000 shares of common stock issuable under the EXCO Resources, Inc. 2005 Long-Term Incentive Plan, the offer and sale of which were previously registered pursuant to the Registration Statement on Form S-8 filed on March 17, 2006 (File No. 333-132551).

(3)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act and based upon the average of the high and low prices on the New York Stock Exchange on September 24, 2007.

EXPLANATORY NOTE

        EXCO Resources, Inc. is filing this Registration Statement pursuant to General Instruction E of Form S-8 to register an additional 10,000,000 shares of its common stock, par value $0.001 per share, issuable pursuant to the EXCO Resources, Inc. 2005 Long-Term Incentive Plan, as amended to date. Except as otherwise set forth below, the contents of the Registration Statement on Form S-8 (File No. 333-132551), filed with the Securities and Exchange Commission on March 17, 2006 and relating to the registration of 10,000,000 shares of our common stock authorized for issuance pursuant to the 2005 Long-Term Incentive Plan, are incorporated herein by reference as permitted by General Instruction E of Form S-8.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

        The documents set forth below are hereby incorporated by reference in this registration statement:

  (i)
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as amended by Amendment No. 1 to our Annual Report on Form 10-K/A filed April 17, 2007;

  (ii)
  our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007 filed on May 14, 2007;

  (iii)
  our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 filed on August 9, 2007;

  (iv)
  our Current Report on Form 8-K dated July 22, 2006 and filed July 25, 2006 (except for information furnished in connection with such Current Report pursuant to Item 7.01, which shall not be incorporated by reference into this prospectus), as amended by Amendment No. 1 to our Current Report on Form 8-K/A filed October 2, 2006, Amendment No. 2 to our Current Report on Form 8-K/A filed October 4, 2006, Amendment No. 3 to our Current Report on Form 8-K/A filed October 19, 2006, Amendment No. 4 to our Current Report on Form 8-K/A filed December 18, 2006 and Amendment No. 5 to our Current Report on Form 8-K/A filed January 24, 2007;

  (v)
  our Current Report on Form 8-K dated January 11, 2007 and filed on January 16, 2007;

  (vi)
  our Current Report on Form 8-K dated January 15, 2007 and filed on January 16, 2007;

  (vii)
  our Current Report on Form 8-K dated February 1, 2007 and filed on February 6, 2007 (except for information furnished in connection with such Current Report pursuant to Item 7.01, which shall not be incorporated by reference into this prospectus);

  (viii)
  our Current Report on Form 8-K dated February 14, 2007 and filed on February 15, 2007;

  (ix)
  our Current Report on Form 8-K dated March 8, 2007 and filed on March 13, 2007;

  (x)
  our Current Report on Form 8-K dated March 13, 2007 and filed on March 13, 2007 (except for information furnished in connection with such Current Report pursuant to Item 7.01, which shall not be incorporated by reference into this prospectus);

  (xi)
  our Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007 (except for information furnished in connection with such Current Report pursuant to Item 7.01, which shall not be incorporated by reference into this prospectus), as amended by Amendment No. 1 to our Current Report on Form 8-K/A filed April 2, 2007 and Amendment No. 2 to our Current Report on Form 8-K/A filed on June 12, 2007;

2

  (xii)
  our Current Report on Form 8-K dated April 24, 2007 and filed on April 24, 2007;

  (xiii)
  our Current Report on Form 8-K dated May 2, 2007 and filed on May 8, 2007 (except for information furnished in connection with such Current Report pursuant to Item 7.01, which shall not be incorporated by reference into this prospectus), as amended by Amendment No. 1 to our Current Report on Form 8-K/A filed on July 18, 2007;

  (xiv)
  our Current Report on Form 8-K dated August 8, 2007 and filed on August 10, 2007;

  (xv)
  our Current Report on Form 8-K dated August 15, 2007 and filed on August 21, 2007;

  (xvi)
  our Current Report on Form 8-K dated August 30, 2007 and filed on September 5, 2007;

  (xvii)
  our Current Report on Form 8-K dated August 31, 2007 and filed on August 31, 2007;

  (xviii)
  our Current Report on Form 8-K dated September 6, 2007 and filed on September 10, 2007;

  (xix)
  our Current Report on Form 8-K dated September 13, 2007 and filed on September 13, 2007; and

  (xx)
  the description of our common stock contained in our Current Report on Form 8-K dated September 28, 2007 and filed on September 28, 2007, including all amendments and reports filed for the purpose of updating that description.

        All reports and other documents we subsequently file with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, but excluding any information furnished to, rather than filed with, the Commission, shall be deemed to be incorporated by reference herein and to be part hereof from the date such reports or documents are filed. Information contained herein modifies or supersedes, as applicable, the information contained in earlier-dated documents incorporated by reference. Information contained in later-dated documents incorporated by reference will automatically supplement, modify or supersede, as applicable, the information contained herein or in earlier-dated documents incorporated by reference. Any such statement so modified or superseded shall not be deemed to constitute a part of this registration statement, except as so modified or superseded.

Item 5. Interests of Named Experts and Counsel.

        The validity of the shares of common stock offered hereby has been passed upon for us by William L. Boeing, our Vice President, General Counsel and Secretary. On April 5, 2006, we awarded a ten-year stock option for the purchase of 500,000 shares at $12.36 per share to Mr. Boeing. This option vests in four equal annual installments beginning on April 5, 2006. On December 1, 2006, we granted to Mr. Boeing a ten-year stock option for the purchase of 26,200 shares at $14.62 per share. This option vests in four equal annual installments beginning on December 1, 2006. Mr. Boeing also owns 1,700 shares of our common stock that he purchased in the open market.

Item 8. Exhibits.

        See "Index to Exhibits" for a description of our exhibits.

3

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 28th day of September, 2007.

EXCO RESOURCES, INC.
By:	/s/ DOUGLAS H. MILLER Douglas H. Miller Chairman and Chief Executive Officer

POWER OF ATTORNEY

        Each person whose signature appears below constitutes and appoints Douglas H. Miller, Stephen F. Smith or J. Douglas Ramsey, each with full power to act alone, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or their substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act this registration statement has been signed below by the following persons and in the following capacities on the 28th day of September, 2007.

Signature	Title

/s/ JEFFREY D. BENJAMIN Jeffrey D. Benjamin	Director
/s/ VINCENT J. CEBULA Vincent J. Cebula	Director
/s/ EARL E. ELLIS Earl E. Ellis	Director
/s/ DOUGLAS H. MILLER Douglas H. Miller	Chairman and Chief Executive Officer (Principal Executive Officer)
/s/ ROBERT H. NIEHAUS Robert H. Niehaus	Director
/s/ BOONE PICKENS Boone Pickens	Director

4

/s/ J. DOUGLAS RAMSEY J. Douglas Ramsey	Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)
/s/ JEFFREY S. SEROTA Jeffrey S. Serota	Director
/s/ RAJATH SHOURIE Rajath Shourie	Director
/s/ STEPHEN F. SMITH Stephen F. Smith	Vice Chairman and President
/s/ ROBERT L. STILLWELL Robert L. Stillwell	Director
/s/ MARK E. WILSON Mark E. Wilson	Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

5

EXHIBIT INDEX

Exhibit No.	Description
4.1	Third Amended and Restated Articles of Incorporation of EXCO Resources, Inc., filed as an Exhibit to EXCO's Current Report on Form 8-K, dated February 8, 2006 and filed on February 14, 2006 and incorporated by reference herein.
4.2
Articles of Amendment to the Third Amended and Restated Articles of Incorporation of EXCO Resources, Inc., filed as an Exhibit to EXCO's Current Report on Form 8-K, dated August 30, 2007 and filed on September 5, 2007 and incorporated by reference herein.
4.3	Amended and Restated Bylaws of EXCO Resources, Inc., filed as an Exhibit to EXCO's Current Report on Form 8-K, dated August 8, 2007 and filed on August 10, 2007 and incorporated by reference herein.
4.4
Statement of Designation of Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., filed as an Exhibit to EXCO's Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.
4.5
Statement of Designation of Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., filed as an Exhibit to EXCO's Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.
4.6
Statement of Designation of Series B 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., filed as an Exhibit to EXCO's Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.
4.7
Statement of Designation of Series C 7.0% Cumulative Convertible Perpetual Preferred Stock of EXCO Resources, Inc., filed as an Exhibit to EXCO's Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.
4.8
Statement of Designation of Series A-1 Hybrid Preferred Stock of EXCO Resources, Inc., filed as an Exhibit to EXCO's Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.
4.9
Statement of Designation of Series A-2 Hybrid Preferred Stock of EXCO Resources, Inc., filed as an Exhibit to EXCO's Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.
4.10	Specimen Stock Certificate for EXCO's common stock, filed as an Exhibit to EXCO's Amendment No. 2 to the Form S-1 (File No. 333-129935) filed on January 27, 2006 and incorporated by reference herein.
4.11
First Amended and Restated Registration Rights Agreement, by and among EXCO Holdings Inc. and the Initial Holders (as defined therein), effective January 5, 2006, filed as an Exhibit to EXCO's Amendment No. 1 to its Registration Statement on Form S-1 (File No. 333-129935) filed on January 6, 2006 and incorporated by reference herein.
4.12
Registration Rights Agreement, dated March 28, 2007, by and among EXCO Resources, Inc. and the other parties thereto with respect to the 7.0% Cumulative Convertible Perpetual Preferred Stock and the Hybrid Preferred Stock, filed as an Exhibit to EXCO's Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.
4.13
Registration Rights Agreement, dated March 28, 2007, by and among EXCO Resources, Inc. and the other parties thereto with respect to the Hybrid Preferred Stock, filed as an Exhibit to EXCO's Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007 and incorporated by reference herein.

4.14
Amendment to the EXCO Resources, Inc. 2005 Long-Term Incentive Plan, filed as an Exhibit to EXCO's Current Report on Form 8-K dated August 30, 2007 and filed on September 5, 2007 and incorporated by reference herein.
4.15	EXCO Resources, Inc. 2005 Long-Term Incentive Plan, filed as an Exhibit to EXCO's Registration Statement on Form S-8 (File No. 333-132511) filed on March 17, 2006 and incorporated by reference herein.
4.16
Form of Incentive Stock Option Agreement for the EXCO Resources, Inc. 2005 Long-Term Incentive Plan, filed as an Exhibit to EXCO's Registration Statement on Form S-8 (File No. 333-132511) filed on March 17, 2006 and incorporated by reference herein.
4.17
Form of Nonqualified Stock Option Agreement for the EXCO Resources, Inc. 2005 Long-Term Incentive Plan, filed as an Exhibit to EXCO's Registration Statement on Form S-8 (File No. 333-132511) filed on March 17, 2006 and incorporated by reference herein.
4.18
Form of Restricted Stock Award Agreement for the EXCO Resources, Inc. 2005 Long-Term Incentive Plan, filed as an Exhibit to EXCO's Registration Statement on Form S-8 (File No. 333-132511) filed on March 17, 2006 and incorporated by reference herein.
5.1	Legal opinion of William L. Boeing, Esq., filed herewith.
23.1	Consent of KPMG LLP, filed herewith.
23.2	Consent of KPMG LLP, filed herewith.
23.3	Consent of KPMG LLP, filed herewith.
23.4	Consent of PricewaterhouseCoopers LLP, filed herewith.
23.5	Consent of PricewaterhouseCoopers LLP, filed herewith.
23.6	Consent of Lee Keeling and Associates, Inc., filed herewith.
23.7	Consent of William L. Boeing (included in his opinion filed as Exhibit 5.1).
24.1	Power of Attorney (included on the signature page to this Registration Statement on Form S-8).

QuickLinks

EXPLANATORY NOTE
PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
  Item 3. Incorporation of Documents by Reference.
  Item 5. Interests of Named Experts and Counsel.
  Item 8. Exhibits.
SIGNATURES
POWER OF ATTORNEY
EXHIBIT INDEX